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Exhibit23.2
                             AJ. ROBBINS, P.C.
                        CERTIFIED PUBLIC ACCOUNTANTS
                              AND CONSULTANTS
                      3033 EAST 1ST AVENUE, SUITE 201
                          DENVER, COLORADO  80206









            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-8 of WorldNet Resource Group, Inc. of our report dated June 9, 2000 relating to the consolidated financial statements of WorldNet Resource Group, Inc. and to the reference made to our firm under the caption "Experts" which appear in such documents.







                                             /S/ AJ. ROBBINS
                                             AJ. ROBBINS, P.C.
                                             CERTIFIED PUBLIC ACCOUNTANTS
                                               AND CONSULTANTS




Denver, Colorado
October 31, 2000







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